EXECUTION COPY

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) to the Redemption Agreement dated August 5, 2010 (the “Redemption Agreement”) by and among Kurtz Gravel Company, a Michigan corporation, Superior Holdings, Inc. (f/k/a Superior Redi-Mix, Inc.), a Michigan corporation, BWB, Inc. of Michigan, a Delaware corporation, Builders’ Redi-Mix, LLC, a Delaware limited liability company, and USC Michigan, Inc., a Delaware corporation (hereinafter sometimes collectively referred to as the “Joint Venture Partners”), U.S. Concrete, Inc., a Delaware corporation (“USC”), Superior Materials Holding, LLC, a Michigan limited liability company (“Superior”), and Edw. C. Levy Co., a Michigan corporation (“Levy”) is entered into this 30th day of September, 2010.

Pursuant to Section 16 of the Agreement, USC, the Joint Venture Parties, Levy and VCNA Prairie, Inc. (the “New Joint Venture Partner”) hereby agree as follows:

New Joint Venture Partner hereby agrees that upon execution of this Joinder Agreement, it hereby is joined to and becomes a party to the Redemption Agreement and is subject to the obligations set forth in Section 2.a thereof as an Indemnifying Party as if it were an original party thereto. For purposes of Section 2.a, after giving effect to the Redemption, the percentage interest in Superior of New Joint Venture Partner shall be 50% and the percentage interest in Superior of Levy shall be 50%.

In addition, Votorantim Cement North America, Inc. (“VCNA”) hereby agrees that upon the execution of this Joinder Agreement, VCNA hereby is joined to, and becomes a party to, the Redemption Agreement and is subject to the obligations of the New Joint Venture Partner set forth in Section 2.a. thereof as an Indemnified Party as if it were an original party thereto.

This Joinder Agreement shall be construed and enforced in accordance with the laws of the State of Michigan. The state courts in Oakland County, Michigan and the Federal Court in Wayne County, Michigan shall be the sole and exclusive forums for the resolution of any disputes arising from this Agreement, and the parties to this Agreement hereby submit to the personal jurisdiction and process of these courts.

All notices pursuant to the Redemption Agreement shall be sent to Levy at the address sort forth on its signature page hereto.

[Signature Page Follows]

Kurtz Gravel Company,
a Michigan corporation

By:	/s/ Michael W. Harlan

Its:	Vice President

Dated:	9/30/2010

Superior Holdings, Inc.,
f/k/a Superior Redi-Mix, Inc.,
a Michigan corporation

By:	/s/ Michael W. Harlan

Its:	Vice President

Dated:	9/30/2010

BWB, Inc. of Michigan,
a Delaware corporation

By:	/s/ Curt M. Lindeman

Its:	Vice President

Dated:	9/30/2010

Builders’ Redi-Mix, LLC,
a Delaware limited liability company

By:	/s/ Curt M. Lindeman

Its:	Vice President

Dated:	9/30/2010

U.S. Concrete, Inc.
a Delaware corporation

By:	/s/ Curt M. Lindeman

Its:	Vice President

Dated:	9/30/2010

[Signature Page to Joinder Agreement (Redemption Agreement)]

USC Michigan, Inc.,
a Delaware corporation

By:	/s/ Michael W. Harlan

Its:	Vice President

Dated:	9/30/2010

Superior Materials Holdings, LLC,
a Michigan limited liability company

By:	/s/ Jeffrey Spahr

Its:	President

Dated:	9/30/2010

Edw. C. Levy Co.,
a Michigan corporation

8800 Dix Avenue
Detroit, Michigan 48209

By:	/s/ EvanWeiner

Its:	/s/ COO

Dated:	9/30/2010

VCNA Prairie, Inc.,
a Delaware corporation

By:	/s/ David Plummer

Its:	/s/ President

Dated:	9/30/2010

[Signature Page to Joinder Agreement (Redemption Agreement)]

Votorantim Cement North America, Inc.,
an Ontario corporation

By:	/s/ Erik Madsen

Its:	/s/ President and CEO

Dated:	9/30/2010

[Signature Page to Joinder Agreement (Redemption Agreement)]